Summary Prospectus December 11, 2010 American Century Investments® Utilities Fund
Investor Class: BULIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated November 1, 2010 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2010. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fee	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.70%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of companies engaged in the utilities industry. The managers consider a company to be engaged in the utilities industry if

•
the company’s securities are listed in at least one index that is made up exclusively of companies engaged in one or more of the following industries: electricity, natural gas, telecommunications services, cable television, water or sanitation services; or

•
the company derives 50% or more of its revenues or net profits from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, cable television, water or sanitation services.

The portfolio managers use quantitative and qualitative management techniques as well as risk controls to construct the fund’s portfolio. The quantitative process involves ranking stocks based on their growth and valuation characteristics. This ranking may be modified by the portfolio managers after they evaluate qualitative factors such as regulatory environment, industry conditions and company specific events. Finally, the managers use a quantitative model to build a portfolio of stocks that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund’s principal risks include

•
Concentration Risk – The fund concentrates its investments in the utilities industry and therefore may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The performance of the utilities industry will depend in part on investor perception of the sector relative to other sectors. Companies in the utilities industry are subject to various industry-specific risks.

•
Foreign Securities Risk – The fund may invest in foreign securities, which may be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Highest Performance Quarter
(2Q 2003): 17.77%

Lowest Performance Quarter
(3Q 2008): -17.27%

As of September 30, 2010, the most
recent calendar quarter end, the
fund’s Investor Class year-to-date
return was 5.08%.

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	14.48%	5.82%	1.96%
Return After Taxes on Distributions	13.82%	5.36%	1.08%
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	5.00%	1.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Russell 3000 Utilities Index (reflects no deduction for fees, expenses or taxes)	11.12%	3.40%	-2.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since rejoining the team in 2010.

Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. Broker-dealer sponsored wrap program accounts, fee based accounts, and employer-sponsored retirement plan accounts do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts is $2,000 unless the account is opened through a financial intermediary.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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